TRICCAR, Inc. 8-K

EXHIBIT 10.2

ARTICLES OF INCORPORATION OF

TRICCAR, INC.

a Nevada Corporation

TRICCAR, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

A. The name of the Corporation under which it was formed is TRICCAR, Inc. The Corporation’s original Articles of Incorporation was filed with the Secretary of State of the State of Nevada on January 2, 2020.

B. This Articles of Incorporation was duly adopted in accordance with Chapter 78 of the Nevada Revised Statutes of the U.S. state of Nevada.

C. The text of this Articles of Incorporation of this Corporation is hereby filed in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, TRICCAR, Inc. has caused this Articles of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this 2nd day of January 2020.

TRICCAR, Inc.
a Nevada corporation

By:
Name: William M. Townsend
Title: Agent

EXHIBIT A

ARTICLE 1

The name of this corporation is TRICCAR, Inc. (hereafter, the “Corporation’).

ARTICLE 2

The address of the Corporation’s registered office in the State of Nevada is 848 N. Rainbow Blvd., #3254, Las Vegas, Nevada 89107. The name of its registered agent at such address is Mail Link LLC.

ARTICLE 3

Section 1. Authorized Stock. This Corporation is authorized to issue three hundred seventy-two million five hundred one thousand (372,500,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), twenty-seven million five hundred thousand (27,500,00) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), and fifty million (50,000,000) shares of Preferred Stock. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting Rights.

(i) Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii) Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii) Each holder of shares of Class B Common Stock shall be entitled to twenty (20) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e) Equal Status. Except as expressly provided in this Article 3, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f) Conversion.

(i) As used in this Section 2(f), the following terms shall have the following meanings:

(1) “Founder” shall mean either William Townsend or Katrina Yao each as a natural living person, and “Founders” shall mean all of them.

(2) “Class B Stockholder” shall mean (a) the Founders, (b) the registered holder of a share of Class B Common Stock of TRICCAR Holdings, Inc. on August 22, 2017 (the “Effective Time”) which converts one-to-one into Class B Common Stock of TRICCAR, Inc., (c) each natural person who Transferred shares of Class B Common Stock (or securities convertible into or exchangeable for shares of Class B Common Stock) prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity specified in Section 2(f)(iii)(2), and (d) the initial registered holder of any shares of Class B Common Stock that were originally issued by the Corporation after the Effective Time.

(3) “Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(4) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(4):

a) the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

c) the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(5) “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii) Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii) Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1) from a Founder, or such Founder’s Permitted Entities, to the other Founder, or such Founder’s Permitted Entities.

(2) by a Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

a) a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

b) a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

c) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

d) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

e) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

f) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

g) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

(h) by a Class B Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(i) by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(j) Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death of such Class B Stockholder; provided, however, that:

(k) If a Founder, or such Founder’s Permitted Entity (in either case, the “Transferring Founder”) Transfers exclusive Voting Control (but not ownership) of shares of Class B Common Stock to the other Founder (the “Transferee Founder”) which Transfer of Voting Control is contingent or effective upon the death of the Transferring Founder, then each share of Class B Common Stock that is the subject of such Transfer shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which the Transferring Founder died, or (b) the date upon which the Transferee Founder ceases to hold exclusive Voting Control over such shares of Class B Common Stock; provided, further, that if the Transferee Founder shall die within nine (9) months following the death of the Transferring Founder, then a trustee designated by the Transferee Founder and approved by the Board of Directors may exercise Voting Control over: (x) the Transferring Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferring Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and (y) the Transferee Founders’ shares of Class B Common Stock (or shares held by an entity of the type referred to in paragraph (2) below established by or for the Transferee Founder) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferee Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and

(l) If all Founders die simultaneously, a trustee designated by the Founders and approved by the Board of Directors may exercise Voting Control over the Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which all Founders died, or (b) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock.

(3) The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(4) In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(5) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

ARTICLE 4

The names and addresses of the Corporation’s Board of Directors are William M. Townsend at 848 N. Rainbow Blvd., #3254, Las Vegas, Nevada 89107 and Katrina Yao at 848 N. Rainbow Blvd., #3254, Las Vegas, Nevada 89107.